Exhibit 23.1







                          INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in this Registration Statement of Legal Research Center, Inc. on Form S-8 of our report dated February 18, 1999, appearing in the Annual Report on Form 10-KSB of Legal Research Center, Inc. for the year ended December 31, 1998.


                                          Lurie, Besikof, Lapidus & Co., LLP

                                          /s/ Lurie, Besikof, Lapidus & Co., LLP


Minneapolis, Minnesota
April 28, 1999